                              SUBJECT TO REVISION
                    SERIES TERM SHEET DATED JANUARY 22, 2001

                                  $808,036,000

                       First USA Credit Card Master Trust

  $750,000,000 Class A Floating Rate Asset Backed Certificates, Series 2001-1

   $58,036,000 Class B Floating Rate Asset Backed Certificates, Series 2001-1

                              First USA Bank, N.A.
                            Transferor and Servicer

                               ----------------

THESE SECURITIES ARE INTERESTS IN FIRST USA CREDIT CARD MASTER TRUST AND ARE BACKED ONLY BY THE ASSETS OF THE TRUST. NEITHER THESE SECURITIES NOR THE ASSETS OF THE TRUST ARE OBLIGATIONS OF FIRST USA BANK, N.A. OR ANY AFFILIATE THEREOF, OR OBLIGATIONS INSURED BY THE FDIC.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THESE SECURITIES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THESE SECURITIES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THESE SECURITIES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SERIES TERM SHEET OR THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

Banc One Capital Markets, Inc.
                Lehman Brothers
                               Morgan Stanley Dean Witter
                                                            Salomon Smith Barney

                                SUMMARY OF TERMS


  Trust:         First USA Credit Card Master Trust--"Trust"
  Transferor:    First USA Bank, National Association--"First USA" or the "Bank"
  Servicer:      First USA
  Trustee:       The Bank of New York (Delaware)
  Pricing Date:
  Closing Date:
  Clearance and
   Settlement:   DTC/Clearstream/Euroclear
  Trust Assets:  receivables originated in VISA(R) and MasterCard(R)
                 accounts, including recoveries on charged-off receivables


Series Structure:             Amount                  % of Total Series
 Class A                      $750,000,000            84.0%
 Class B                      $58,036,000             6.5%
 Excess Collateral            $84,822,000             9.5%


Annual Servicing Fee:         1.5% if First USA is
                              Servicer, or 2.0%

                                    Class A                            Class B
                              ---------------------           ---------------------
Anticipated Ratings:*
(Moody's / Standard &
 Poor's / Fitch, Inc.)        Aaa/AAA/AAA                     A1/A/A+

Credit Enhancement:           subordination of Class B        subordination of the
                              and the excess collateral       excess collateral

Interest Rate:                one-month LIBOR +  % p.a.       one-month LIBOR +  %
                                                              p.a.


Interest Accrual Method:      actual / 360                    actual / 360
Interest Payment Dates:       monthly (19th)                  monthly (19th)

Interest Rate Index
 Reset Date:                  2 London business days          2 London business days
                              before each interest            before each interest
                              payment date                    payment date

First Interest Payment Date:                 , 2001                         , 2001



Scheduled Principal Payment Date:  January 19, 2006               January 19, 2006




Commencement of Accumulation
 Period (subject to adjustment):   December 31, 2004              December 31, 2004




Stated Series Termination Date:    September 19, 2008              September 19, 2008




Application for Exchange Listing:  Luxembourg                      Luxembourg

CUSIP Number:

ISIN Number:

Common Code:

--------
* It is a condition to issuance that one of these ratings be obtained.

                               STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of Series 2001-1. To fully understand the terms of Series 2001-1 you will need to read both the prospectus supplement and the prospectus in their entirety. This Series Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2001-1 Supplement of the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank, National Association (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

THE SERIES 2001-1 CERTIFICATES

Your certificates represent the right to a portion of collections on the underlying Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections of finance charges allocated to your series will be used to make interest payments, to pay a portion of the fees of First USA as servicer and to cover net losses allocated to your series. Any remaining collections of finance charges allocated to your series will be applied for the benefit of the holder of the excess collateral. Any principal collections allocated to your series in excess of the amount owed to certificates of your series on any distribution date will be shared with other series of certificates issued by First USA Credit Card Master Trust, retained in a trust account, or returned to First USA. In no case will you receive more than the principal and interest owed to you under the terms described in the prospectus supplement and the prospectus.

Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from net losses and shortfalls in cash flow. Credit enhancement for your series is for your series' benefit only. Credit enhancement is provided to Class A by the following:

   .  subordination of Class B; and

   .  subordination of the excess collateral.

   Credit enhancement is provided to Class B by the following:

   .  subordination of the excess collateral.

The effect of subordination is that the more subordinated interests will absorb any net losses allocated to Series 2001-1, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the excess collateral will be $84,822,000, or 9.5% of the sum of the initial Class A invested amount, the initial Class B invested amount and the initial excess collateral amount. If the cash flow and any subordinated interest do not cover all net losses allocated to Series 2001-1, your payments of interest and principal will be reduced and you may suffer a loss of principal.

FIRST USA CREDIT CARD MASTER TRUST

Your series is one of thirty-four First USA Credit Card Master Trust series which are expected to remain outstanding as of the closing date.

First USA Credit Card Master Trust is maintained by the trustee, for the benefit of:

  .   certificateholders of Series 2001-1;

  . certificateholders of other series issued by First USA Credit Card Master Trust;

  . providers of credit enhancements for Series 2001-1 and other series issued by First USA Credit Card Master Trust; and

  .   First USA.

Each series has a claim to a fixed dollar amount of First USA Credit Card Master Trust's assets, regardless of the total amount of receivables in the Trust at any time. First USA holds the remaining claim to First USA Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Trust. First USA, as the holder of that amount, has the right to purchase the outstanding Series 2001-1 certificates at any time when the outstanding amount of the Series 2001-1 certificateholders' interest in the First USA Credit Card Master Trust is less than or equal to 5% of the original amount of that interest. The purchase price for these outstanding Series 2001-1 certificates will be equal to the outstanding amount plus accrued and unpaid interest on the certificates through the last day of the period on which the repurchase occurs.

SCHEDULED PRINCIPAL PAYMENTS AND POTENTIAL LATER PAYMENTS

First USA Credit Card Master Trust expects to pay the entire principal amount of Class A and the entire principal amount of Class B in one payment on January 19, 2006. In order to accumulate the funds to pay Class A and Class B on their scheduled payment date, the Trust will accumulate principal collections in a principal funding account. The Trust will deposit funds into the principal funding account during an "accumulation period" on each "transfer date." The length of the accumulation period may be as long as twelve months, but will be shortened if First USA expects that a shorter period will suffice for the accumulation of the Class A, Class B and excess collateral payment amounts.

If Class A is not fully repaid on the scheduled payment date, Class A will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 2001-1 until it is fully repaid.

After Class A is fully repaid the Trust will use principal collections allocated to Series 2001-1 to repay Class B. If Class B is not fully repaid on the scheduled payment date, Class B will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 2001-1 after Class A is fully repaid.

Prior to the commencement of an accumulation or amortization period for Series 2001-1, principal collections will be paid to First USA, retained in a trust account or shared with other series that are amortizing or in an accumulation period.

MINIMUM YIELD ON THE RECEIVABLES; POSSIBLE EARLY PRINCIPAL REPAYMENT OF SERIES 2001-1

Class A or Class B may be repaid earlier than its scheduled payment date if collections on the underlying receivables, together with other amounts available for payment to securityholders, are too low. The minimum amount that must be available for payment to Series 2001-1 in any month, referred to as the "base rate," is generally equal to the weighted average of the Class A interest rate, the Class B interest rate and the excess collateral minimum interest rate, plus 2.0%. If the average Trust portfolio yield, net of losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 2001-1 and the Trust will commence a rapid amortization of Series 2001-1, and holders of Series 2001-1 certificates will receive principal payments earlier than the scheduled principal payment date.

Series 2001-1 is also subject to several other pay out events, which could cause Series 2001-1 to amortize. If Series 2001-1 begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

The final payment of principal and interest will be made no later than September 19, 2008, which is the stated series termination date.


TAX STATUS OF CLASS A AND CLASS B

Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to First USA, is of the opinion that under existing law the Class A and Class B certificates will be characterized as debt for U.S. Federal income tax purposes.

The Transferor, the Servicer, the holders of the Class A certificates and the Class B certificates and the owners of such certificates will treat the Class A certificates and the Class B certificates as debt for Federal, state, local and foreign income and franchise tax purposes.

ERISA CONSIDERATIONS

Class A Certificates: The underwriters anticipate that the Class A certificates will be held by at least 100 independent persons. First USA expects that the other requirements will be met so that the Class A certificates will be considered "publicly-offered securities." If so, subject to important considerations described under "ERISA Considerations" in the prospectus supplement and in the prospectus, the Class A certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Class B Certificates: It is not anticipated that the Class B certificates will meet the criteria for treatment as "publicly-offered securities." As such, pension plans and other investors subject to ERISA cannot acquire Class B certificates. Prohibited investors include:

  .   "employee benefit plans" as defined in section 3(3) of ERISA;

  .   any "plan" as defined in section 4975 of the U.S. Internal Revenue
      Code; and

  . any entity whose underlying assets may be deemed to include "plan assets" under ERISA by reason of any such plan's investment in the entity, including insurance company general accounts.

By purchasing any Class B certificates you certify that you are not within any of those categories.

MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES

The mailing address of First USA Bank, N.A. is 201 North Walnut Street, Wilmington, Delaware, 19801 and the telephone number is (302) 594-4000.

                    SELECTED TRUST PORTFOLIO SUMMARY DATA


           Geographic Distribution of Receivables in Trust Portfolio
                            as of November 30, 2000

                    [Chart Showing geographic distribution]


    The chart above shows the geographic distribution of the receivables in the Trust portfolio among the 50 states, the District of Columbia and the other United States territories and possessions. Other than the states specifically shown in the chart, no state accounts for more than 5% of the receivables in the Trust portfolio.

                                 PAYMENT DATA
                         [Chart Showing Payment Data]

The chart above shows the yield percentage, payment rate and loss percentage for the Trust portfolio for each month from June 1999 to November 2000.

The "YIELD PERCENTAGE" for any month is the sum of the amounts of collected finance charges and fees and discount receivables allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. The collected finance charges and fees and discount receivables are allocated to the representative series based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The "PAYMENT RATE" for any month is the total amount of principal collections allocated to the Trust for the month expressed as a percentage of average monthly principal receivable balances.

The "LOSS PERCENTAGE" for any month is the sum of the principal receivables in charged-off accounts, net of recoveries from previously charged-off accounts, allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. Principal receivables in charged-off accounts are allocated to the representative series on a daily basis during the month based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. Recoveries from previously charged-off accounts are allocated to the representative series at the end of the month based on the weighted average floating allocation percentage for the month. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The Bank believes that the increase in the loss percentage which occurred in May 2000 was due in part to the adoption by the Bank commencing with the May 2000 reporting period of new guidelines established by the Federal Financial Institutions Examination Counsel. These guidelines relate, in part, to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these guidelines caused a one-time acceleration of certain charge-offs for the May 2000 period.

                       FIRST USA'S CREDIT CARD PORTFOLIO

   On September 17, 1999, the Bank's predecessor, also named First USA Bank, National Association (the "PREDECESSOR BANK"), a direct wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"), was merged with and into FCC National Bank, an affiliated national banking association and a direct wholly-owned subsidiary of BANK ONE, with FCC National Bank as the surviving bank. The surviving bank has been renamed "First USA Bank, National Association" with its executive offices located at 201 North Walnut Street, Wilmington, Delaware 19801, telephone number (302) 594-4000.

   In connection with the merger of the Predecessor Bank and FCC National Bank, the credit card portfolios of the Predecessor Bank and FCC National Bank were consolidated. Prior to this merger, on July 1, 1998, BANC ONE CORPORATION ("BANC ONE") consolidated substantially all of its consumer credit card operations in the Predecessor Bank. The Predecessor Bank has since added receivables in accounts originated by the Predecessor Bank, Bank One, N.A., Bank One, Arizona, NA and other affiliates of the Predecessor Bank to the Trust. During 1998, the Predecessor Bank purchased the credit card portfolio of Chevy Chase Bank, F.S.B. and acquired accounts formerly owned by First National Bank of Commerce. In 1998 and 1999, the Predecessor Bank purchased portfolios of VISA and MasterCard credit card loans from General Electric Capital Corporation ("GE CAPITAL"). The Predecessor Bank added to the Trust receivables totaling in aggregate approximately $2.354 billion at the time of addition from the accounts acquired from GE Capital on August 6, 1999 and October 29, 1999. On June 29, 2000, the Bank added to the Trust receivables from certain accounts totalling in aggregate approximately $779.4 million from certain accounts owned by FCC National Bank at the time of the merger. A substantial portion of the other acquired portfolios (other than the GE Capital portfolio) is currently subject to securitization through other credit card master trusts. The Bank may, from time to time, add to the Trust additional receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank or the Predecessor Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank is subject to certain restrictions on addition of accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition with respect to such addition.

   The following tables set forth the delinquency and loss experience for each of the periods shown for the Trust Portfolio. Reported loss and delinquency percentages, which reflect delinquent receivables balances as a percentage of outstanding loans, for the Trust Portfolio may be reduced as a result of the addition of newly originated receivables. Receivables in newly originated accounts generally have lower delinquency and loss levels than receivables in more seasoned accounts and the addition of these receivables to the Trust Portfolio increases the outstanding receivables balance for the Trust Portfolio.

                             DELINQUENCY EXPERIENCE
                                TRUST PORTFOLIO
                             (dollars in thousands)

                                                                           As of December 31,
                                  As of          -----------------------------------------------------------------------
                            November 30, 2000             1999                    1998                    1997
                         ----------------------- ----------------------- ----------------------- -----------------------
                                     Percentage              Percentage              Percentage              Percentage
                           Dollar     of Total     Dollar     of Total     Dollar     of Total     Dollar     of Total
                          Amount(1)  Receivables  Amount(1)  Receivables  Amount(1)  Receivables  Amount(1)  Receivables
                         ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Receivables
 Outstanding............ $37,408,975   100.00%   $39,156,912   100.00%   $33,988,293   100. 00%  $26,059,175   100. 00%
Number of Days
 Delinquent: (2)
 35-64 days............. $   528,176     1.41%   $   482,333     1.23%   $   468,434      1.38%  $   413,888      1.59%
 65-94 days.............     351,423     0.94        351,619     0.90        307,108      0.90       269,870      1.03
 95 or more days........     682,789     1.83        745,817     1.90        615,051      1.81       572,987      2.20
                         -----------   ------    -----------   ------    -----------   -------   -----------   -------
   Total................ $ 1,562,388     4.18%   $ 1,579,769     4.03%   $ 1,390,593      4.09%  $ 1,256,745      4.82%
                         ===========   ======    ===========   ======    ===========   =======   ===========   =======

--------
(1) The Dollar Amount reflected includes all amounts due from cardholders as posted to the accounts as of the date specified.
(2) The amount of receivables delinquent 95 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account at the end of the month in which an account becomes greater than six billing cycles past due.

                                LOSS EXPERIENCE
                                TRUST PORTFOLIO
                             (dollars in thousands)

                                                         Year Ended
                         Eleven Months Ended            December 31,
                            November 30,     -------------------------------------
                                2000            1999         1998         1997
                         ------------------- -----------  -----------  -----------
Average Principal
 Receivables
 Outstanding............     $36,523,122     $34,538,377  $28,357,534  $21,589,911
Net Losses(1)(2)........     $ 1,865,261     $ 1,735,497  $ 1,465,749  $ 1,273,354
Net Losses as a
 percentage of Average
 Principal Receivables
 Outstanding............            5.57%(3)        5.02%        5.17%        5.90%

--------
(1) Net Losses shown for the eleven months ended November 30, 2000, the year ended December 31, 1999 and the year ended December 31, 1998 are stated on a basis consistent with the Bank's current policy of charging off an account at the end of the month in which an account becomes greater than six billing cycles past due. Its prior policy was to charge off an account immediately prior to the end of the seventh billing cycle after having become contractually past due. During the year ended December 31, 1997, the Bank's charge-off policy was changed to conform with that of BANK ONE.
(2) Net Losses as a percentage of gross charge-offs for the eleven months ended November 30, 2000 and for each of the years ended December 31, 1999, 1998 and 1997 were 95.7%, 91.7%, 90.5% and 91.9%, respectively. Gross charge-offs are principal charge-offs before recoveries and do not include the amount of any reductions in principal receivables due to fraud, returned goods or customer disputes.
(3)  Annualized.

SUMMARY OF MONTHLY PAYMENT RATES

   The following table sets forth the highest and lowest cardholder monthly payment rates for the Trust Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly principal receivable balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal receivables with respect to the accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                                TRUST PORTFOLIO

                                          Eleven Months    Year Ended
                                              Ended       December 31,
                                          November 30,  -------------------  ---
                                              2000      1999   1998   1997
                                          ------------- -----  -----  -----
Lowest Month.............................     12.89%    14.06% 13.43% 10.79%
Highest Month............................     15.63%    16.63% 15.32% 14.66%
Monthly Average..........................     14.38%    15.16% 14.16% 12.24%

RECEIVABLE YIELD CONSIDERATIONS

   The portfolio yield on the Trust Portfolio for the eleven months ended November 30, 2000 and for each of the three years ended December 31, 1999, 1998 and 1997, respectively, is set forth in the table below. The portfolio yields in the table are calculated on a cash basis. Portfolio yield will be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as collections of "discount receivables".

                                YIELD PERCENTAGE
                                TRUST PORTFOLIO
                             (dollars in thousands)

                          Eleven Months
                              Ended            Year Ended December 31,
                          November 30,     ----------------------------------  ---
                              2000            1999        1998        1997
                          -------------    ----------  ----------  ----------
Finance Charges and Fees
 and
 Discount Receivables...   $6,068,050      $6,537,585  $5,388,376  $3,807,617
Average Yield
 Percentage(1)..........        18.13%(2)       18.86%      18.86%      17.44%

--------
(1) Average Yield Percentage represents the average of the yield percentages for all months during the periods shown calculated as described in "Selected Trust Portfolio Summary Data."
(2) Annualized.

                                THE RECEIVABLES

   The receivables conveyed to the Trust have arisen and will arise in accounts selected by First USA from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement as applied on August 21, 1992 (the "CUT-OFF DATE") and, with respect to additional accounts, as of the related dates of their designations (the "TRUST PORTFOLIO"). The receivables in the Trust Portfolio as of the close of business on November 30, 2000, consisted of $36,646,886,009 of Principal Receivables and $762,089,379 of finance charge
receivables. On the closing date, the Transferor will deposit $   into the
Finance Charge Account, which will be applied as collections of finance charge receivables received during the initial monthly period and allocated to Series 2001-1. The accounts, including such additional accounts, had an average principal receivable balance of $1,617 (including accounts with a zero balance) and an average credit limit of $9,437. The percentage of the aggregate total receivable balance to the aggregate total credit limit was 17.5%.

   As of November 30, 2000, cardholders whose accounts are included in the Trust Portfolio, including such additional accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of November 30, 2000, 72.5% of the accounts, including such additional accounts, were premium accounts and 27.5% were standard accounts, and the aggregate principal receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal receivables, were 80.5% and 19.5%, respectively.

   The following tables summarize the Trust Portfolio by various criteria as of the close of the business on November 30, 2000. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                        Percentage                   Percentage
                                         of Total                     of Total
                             Number of    Number       Amount of      Amount of
Account Balance               Accounts  of Accounts   Receivables    Receivables
---------------              ---------- ----------- ---------------  -----------
Credit Balance..............    274,574      1.2%   $   (42,869,761)     (0.1)%
No Balance.................. 10,852,930     47.9                 --        --
$0.01 to $2,000.00..........  6,117,791     27.0      3,767,973,801      10.1
$2,000.01 to $5,000.00......  2,736,204     12.1      9,376,768,022      25.1
$5,000.01 to $10,000.00.....  1,911,262      8.4     13,443,859,480      35.9
$10,000.01 or More..........    775,175      3.4     10,863,243,846      29.0
                             ----------    -----    ---------------     -----
    TOTAL................... 22,667,936    100.0%   $37,408,975,388     100.0 %
                             ==========    =====    ===============     =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                         Percentage                  Percentage
                                          of Total                    of Total
                              Number of    Number       Amount of     Amount of
 Credit Limit Range            Accounts  of Accounts   Receivables   Receivables
 ------------------           ---------- ----------- --------------- -----------
$0.01 to $2,000.00...........  1,886,527      8.3%   $   758,119,163      2.0%
$2,000.01 to $5,000.00.......  4,413,265     19.5      4,916,827,118     13.2
$5,000.01 to $10,000.00......  7,418,952     32.7     10,848,152,810     29.0
$10,000.01 or More...........  8,949,192     39.5     20,885,876,297     55.8
                              ----------    -----    ---------------    -----
  TOTAL...................... 22,667,936    100.0%   $37,408,975,388    100.0%
                              ==========    =====    ===============    =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                          Percentage                  Percentage
                                           of Total                    of Total
 Payment Status (Days          Number of    Number       Amount of     Amount of
 Contractually Delinquent)      Accounts  of Accounts   Receivables   Receivables
 -------------------------     ---------- ----------- --------------- -----------
Not Delinquent................ 22,011,880     97.1%   $34,389,865,153     92.0%
Up to 34 Days.................    359,236      1.6      1,456,722,383      3.9
35 to 64 Days.................    112,042      0.5        528,176,436      1.4
65 to 94 Days.................     64,880      0.3        351,422,564      0.9
95 or More Days...............    119,898      0.5        682,788,852      1.8
                               ----------    -----    ---------------    -----
  TOTAL....................... 22,667,936    100.0%   $37,408,975,388    100.0%
                               ==========    =====    ===============    =====

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                       Percentage                  Percentage
                                        of Total                    of Total
                            Number of    Number       Amount of     Amount of
Account Age                  Accounts  of Accounts   Receivables   Receivables
-----------                 ---------- ----------- --------------- -----------
Less than or equal to 6
 Months....................     26,015      0.1%   $    16,883,875      0.0%
Over 6 Months to 12
 Months....................  1,087,053      4.8      1,771,405,628      4.7
Over 12 Months to 24
 Months....................  4,606,237     20.3      7,515,132,648     20.1
Over 24 Months to 36
 Months....................  4,730,401     20.9      7,003,336,676     18.7
Over 36 Months to 48
 Months....................  3,760,824     16.6      6,037,677,603     16.2
Over 48 Months to 60
 Months....................  2,250,990      9.9      3,835,699,108     10.3
Over 60 Months.............  6,206,416     27.4     11,228,839,850     30.0
                            ----------    -----    ---------------    -----
  TOTAL.................... 22,667,936    100.0%   $37,408,975,388    100.0%
                            ==========    =====    ===============    =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                          Percentage                 Percentage
                                           of Total                   of Total
                                Number of   Number      Amount of     Amount of
State                           Accounts  of Accounts  Receivables   Receivables
-----                           --------- ----------- -------------- -----------
Alabama........................   296,295     1.3%    $  491,786,785     1.3%
Alaska.........................    41,759     0.2         88,727,314     0.2
Arizona........................   370,033     1.6        681,604,277     1.8
Arkansas.......................   175,266     0.8        284,836,170     0.8
California..................... 2,545,499    11.2      4,534,979,488    12.1
Colorado.......................   412,996     1.8        669,802,376     1.8
Connecticut....................   328,792     1.4        556,235,449     1.5
Delaware.......................    63,141     0.3        113,254,100     0.3
Florida........................ 1,418,979     6.3      2,318,626,797     6.2
Georgia........................   537,895     2.4        968,251,892     2.6
Hawaii.........................    82,744     0.4        164,709,727     0.4
Idaho..........................    92,397     0.4        163,820,885     0.4
Illinois....................... 1,114,564     4.9      1,703,455,182     4.6
Indiana........................   620,907     2.7        914,091,862     2.4
Iowa...........................   108,075     0.5        155,788,951     0.4
Kansas.........................   201,444     0.9        327,719,255     0.9
Kentucky.......................   381,606     1.7        529,506,850     1.4
Louisiana......................   367,800     1.6        577,459,939     1.5
Maine..........................    86,832     0.4        136,629,038     0.4
Maryland.......................   424,670     1.9        774,492,253     2.1
Massachusetts..................   604,866     2.7        906,935,815     2.4
Michigan.......................   814,765     3.6      1,356,759,094     3.6
Minnesota......................   352,932     1.6        484,227,013     1.3
Mississippi....................   169,621     0.7        265,075,948     0.7
Missouri.......................   411,146     1.8        641,763,663     1.7
Montana........................    76,743     0.3        125,209,330     0.3
Nebraska.......................   134,337     0.6        183,445,265     0.5
Nevada.........................   178,129     0.8        370,544,837     1.0
New Hampshire..................   105,571     0.5        163,696,747     0.4
New Jersey.....................   787,099     3.5      1,284,578,867     3.4
New Mexico.....................   124,614     0.5        230,597,483     0.6
New York....................... 1,445,491     6.4      2,371,569,234     6.3
North Carolina.................   519,340     2.3        845,397,049     2.3
North Dakota...................    46,635     0.2         64,794,718     0.2
Ohio........................... 1,277,654     5.6      1,984,988,622     5.3
Oklahoma.......................   309,669     1.4        492,264,470     1.3
Oregon.........................   295,937     1.3        525,648 238     1.4
Pennsylvania................... 1,005,911     4.4      1,478,075,478     4.0
Rhode Island...................    88,465     0.4        141,317,698     0.4
South Carolina.................   251,683     1.1        396,260,671     1.1
South Dakota...................    49,574     0.2         76,105,683     0.2
Tennessee......................   380,324     1.7        582,497,176     1.6
Texas.......................... 1,750,508     7.7      3,199,232,308     8.6
Utah...........................   155,921     0.7        254,898,915     0.7
Vermont........................    46,756     0.2         75,099,268     0.2
Virginia.......................   534,701     2.4        962,882,805     2.6

                                        Percentage                  Percentage
                                         of Total                    of Total
                             Number of    Number       Amount of     Amount of
State                         Accounts  of Accounts   Receivables   Receivables
-----                        ---------- ----------- --------------- -----------
Washington..................    483,204      2.1        906,092,856      2.4
Washington, D.C.............     33,337      0.1         63,348,665      0.2
West Virginia...............    152,118      0.7        241,287,644      0.6
Wisconsin...................    297,598      1.3        394,954,060      1.1
Wyoming.....................     43,963      0.2         71,457,454      0.2
Other U.S. territories......     67,630      0.3        112,189,724      0.3
                             ----------    -----    ---------------    -----
  TOTAL..................... 22,667,936    100.0%   $37,408,975,388    100.0%
                             ==========    =====    ===============    =====

   Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of November 30, 2000 were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.